UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2007

Commission File Number 000-31395

VillageEDOCS, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	33-0668917
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1401 N. TUSTIN AVE, STE 230, SANTA ANA, CA	92705
(Address of principal executive offices)	(Zip Code)

(714) 734-1030

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2007, Mr. Jerry T. Kendall resigned from the Registrant's Board of Directors.  In addition, by mutual agreement, Mr. Kendall's employment with the Registrant was terminated effective December 31, 2007.   Mr. Kendall had served as the Registrant's President and Chief Operating Officer since March 1, 2006, and as a Director since 2005.

Mr. K. Mason Conner, presently a Director and the Company's Chief Executive Officer, will perform the duties of the Registrant's President.  The change in Mr. Conner's responsibilities to include the duties of the Registrant's President did not give rise to any changes in the terms of Mr. Conner's employment pursuant to the Executive Employment Agreement dated June 10, 2004 by and between the Registrant and Mr. Conner, as amended.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:      January 3, 2008                                               VILLAGEEDOCS

                                                                                          By:  /s/   Michael A. Richard

                                                                                          Print Name:  Michael A. Richard

                                                                                          Title:  Chief Financial Officer